EXHIBIT 24.2

                   Written Consent of Jones & Blouch L.L.P..


                      [JONES & BLOUCH L.L.P.  LETTERHEAD]
                                 SUITE 405 WEST
                       1025 THOMAS JEFFERSON STREET, N.W.
                          WASHINGTON, D.C. 20007-0805


JORDEN BURT BERENSON & JOHNSON LLP                    TELEPHONE (202) 223-3500
         AFFILIATED COUNSEL                           TELECOPIER (202) 223-4593




                                 April 8, 1997



Great Northern Insured Annuity Corporation
Two Union Square, P.O. Box 490
Seattle, WA  98111-0490

Dear Sirs:

        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the registration statement on Form S-1, File No. 33-78812, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                        Very truly yours,

                                                        /s/ Jones & Blouch L.L.P
                                                        ------------------------

                                                        Jones & Blouch L.L.P.